                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                October 29, 2002


                                 PERRIGO COMPANY
                     --------------------------------------
               (Exact name of registrant as specified in charter)




   MICHIGAN                     0-19725                        38-2799573
---------------               ------------                 -----------------
(State or other               (Commission                  (I.R.S. Employer
Jurisdiction of               File Number)                  Identification
 Incorporation)                                             Number)



515 Eastern Avenue, Allegan, Michigan                   49010
------------------------------------------           -----------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:
(616) 673-8451
--------------

Item 7(c). Exhibits

Exhibit 99           Annual Shareholders' Meeting Slides

ITEM 9.  Regulation FD Disclosure

On October 29, 2002, The Perrigo Company held its Annual Shareholders' Meeting at the Perrigo Corporate Office, Allegan, Michigan.

The Annual Shareholders' Meeting slides presented are Exhibit 99.

Certain statements in these slides are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. Please see the "Cautionary Note Regarding Forward-Looking Statements" on pages 23-27 of the Company's Form 10-K for the year ended June 29, 2002 for a discussion of certain important factors that relate to forward-looking statements contained in these slides. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PERRIGO COMPANY
                                        (Registrant)



                                        By: /s/ Douglas R. Schrank
                                            -----------------------------------
Dated: October 29, 2002                     Douglas R. Schrank
                                            Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Accounting and
                                               Financial Officer)

                                  Exhibit Index


         Exhibit 99 - Annual Shareholders' Meeting Slides